UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 5, 2012
Date of earliest event reported: April 5, 2012

BATS GLOBAL MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35460	11-381738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8050 Marshall Drive, Suite 120
Lenexa, KS 66214

(Address of principal executive offices, including zip code)

(913) 815-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting

On April 5, 2012 BATS Global Markets, Inc., notified BATS Exchange, Inc. that it will file with the Securities and Exchange Commission a notification on Form 25 to delist from BATS Exchange, Inc. and withdraw from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, its Class A common stock, par value $0.01 per share.

A copy of the press release issued by the company is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1                      Press Release issued by BATS Global Markets, Inc. dated April 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATS GLOBAL MARKETS, INC.
By:	/s/ Joe Ratterman
	Name:	Joe Ratterman
	Title:	Chairman, President and Chief Executive Officer

Date: April 5, 2012